U.S. SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report:  April 15, 1996

                   WESTERN STANDARD CORPORATION
                   ----------------------------
      (Exact Name of Registrant as Specified in its Charter)

WYOMING                      0-3802                83-0184378
- -------                      ------                ----------
(State or other      (Commission File No.)      (I.R.S. Employer
jurisdiction of                                 Identification No.)
incorporation)
              205 SOUTH BROADWAY, RIVERTON, WY 82501
              --------------------------------------
             (address of principal executive offices)

                          (307) 856-9288
                          --------------
                  (Registrant's telephone number)

                          NOT APPLICABLE
                          --------------
   (Former name or former address, if changed since last report)

    SNOW KING RESORT, INC. IS A SUBSIDIARY OF WESTERN STANDARD
                            CORPORATION

BORROWER:  SNOW KING RESORT, INC., a Wyoming Corporation

LENDER:  ORIX USA CORPORATION, a Delaware Corporation

     THIS THIRD MODIFICATION TO LOAN AGREEMENT ("Third Modification") is made as of April 15, 1996 , by and between SNOW KING RESORT, INC., a Wyoming corporation ("Borrower"), and ORIX USA CORPORATION, a Delaware corporation and a licensed California commercial finance lender, having its principal place of business at 780 Third Avenue, 48th Floor, New York, NY 10017 ("Lender").

                             RECITALS:

This Third Modification is made with reference to the following facts:

     A. Borrower and Lender made and executed that certain Loan Agreement (the "Loan Agreement") as of March 11, 1992, pursuant to which Lender lent to Borrower and Borrower borrowed from Lender the sum of Five Million Dollars ($5,000,000). Pursuant to the Loan Agreement, Borrower made and delivered to Lender a Promissory Note dated March 13, 1992 (the "Note") and a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated March 13, 1992, recorded in Official Records of Teton County, Wyoming, Doc. 325644, Book 248, Pages 0922-0964, March 13, 1992
("Mortgage").

     B. Borrower and Lender made and entered into a Modification to Loan Agreement on August 30, 1993 (the "First Modification").

     C.  Borrower and Lender made and entered into a Second
Modification to Loan Agreement on September 13, 1994 ("Second
Modification").

     D. As of April 15, 1996, the outstanding balance of the Loan is $4,983,600.

     E. Borrower has requested Lender to advance to Borrower additional funds to be used by Borrower for certain specific purposes as herein set forth, and make certain additional modifications to the terms and conditions of said Loan Agreement, which Lender is willing to make as hereinafter set forth in this Third Modification.

     F.  This Third Modification is made to among other things:

          (1) Extend the Maturity Date to the date of March 13,
2001.

          (2) Change the Interest Rate to a fixed rate per annum determined by the rate of then current annual yield on U.S.
Treasury Notes with a term of five years plus 3.8% determined as of the date of April 10, 1996.

          (3) Increase the Principal of the Loan to an amount of $6,150,000.

          (4) Require that one-twelfth of the annual real estate property tax for the mortgaged Real Property be deposited by Borrower into a reserve account with Jackson State Bank as the "R/E Tax Reserve Account", from which account Borrower shall pay currently when due, and not delinquent, each installment of real estate property taxes levied on the mortgaged Real Property.

     NOW, THEREFORE, IT IS AGREED by the parties to amend and modify the Loan Agreement as follows:

1. Definitions: The terms used in this Modification to Agreement shall be as defined in the Loan Agreement, unless the context thereof clearly requires otherwise.

2. Additional Funding. Lender shall advance, upon satisfaction of all conditions hereto, additional funds in the amount of ONE MILLION ONE HUNDRED SIXTY SIX THOUSAND FOUR HUNDRED DOLLARS ($1,166,400.00) to Borrower. Upon such advance, the then outstanding balance of Principal of the Loan shall be SIX MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($6,150,000). The Note and the Mortgage shall be modified to reflect this Additional Funding.

     2.1. Participation in Additional Funding. Lender shall be obligated to fund $1,049,760 of said Additional Funding only if, and at such time, as Jackson State Bank agrees to, and does, simultaneously fund an amount of $116,640 of such Additional Funding.

     2.2. Additional Funding Date. The Additional Funding Date shall be April 15, 1996, subject to all conditions stated herein then being met.

3. Revised Maturity Date: The Maturity Date of the Loan is revised and extended to the date of March 13, 2001.

4. Revised Interest Rate: The Interest Rate on the Loan shall be changed effective April 15, 1996 to a fixed rate per annum for the revised term of the Note from the date of the Additional Funding to the Revised Maturity Date, determined and established as of the date which is two (2) days prior to the Additional Funding, [or earlier date if Borrower so elects] at the rate which is three hundred eight basis points (3.8%) above the Treasury Index, rounded to the next highest one-eight of one percent (0.125%)("Revised Fixed Interest Rate"). The term "Treasury Index" means the average yield on actively traded United States Treasury Securities, adjusted to a constant maturity of five (5) years as made available by the Federal Reserve Board in Statistical Release H.15 (519) or the Federal Reserve Bulletin. If Lender reasonably determines that the Treasury Index is no longer published by the Federal Reserve Board or otherwise available, then Lender, exercising its reasonable judgment, shall specify a comparable substitute index to be used in place of the Treasury Index in the preceding calculation.

5. Use of Proceeds. The Additional Funding shall be used for the following purposes:

     5.1. To pay down in full the outstanding balance of the $600,000 line of credit with Jackson State Bank;

     5.2. To pay off in full the outstanding balance of principal and accrued but unpaid interest on the $400,000 loan of Borrower with the Jackson State Bank in the current principal amount of $370,000;

     5.3. To pay off overdue real estate property taxes which are liens against the Real Property in the amount of $44,526.77;

     5.4. To pay all costs and expenditures of Lender related to the obtaining of this Additional Funding, including the legal fees for preparation of the various agreements and documents, title insurance fees, fees and costs payable by the Lender;

     5.5. To pay to Lender and Jackson State Bank the sum of $46,125, from proceeds of the Additional Funding in payment of the commitment fee payable to Lender with $41,513 of such amount to be paid to ORIX USA Corporation and $4,612 of such amount to be paid to Jackson State Bank.

     5.6. To pay to Borrower the sum of $46,125, from proceeds of the Additional Funding as reimbursement for payment of one-half of the commitment fee payable to Lender.

     5.7. To pay $41,327.04 for March 1, 1996 property tax installment to R/E Tax Reserve Account established by Borrower with Jackson State Bank.

     5.8. Any amounts remaining from the Additional Funding shall be deposited into the Capital Expenditure Reserve Account and shall be applied as a credit to the three percent (3%) of gross revenues required to be placed as a reserve for 1996.

6. Monthly Principal and Interest Payment. The "Monthly Scheduled Principal Payments" described in section 2.57 of the Loan Agreement shall be modified to be the "Monthly Scheduled Principal and Interest Payments" meaning monthly payments of the Principal and Interest at the Revised Fixed Interest Rate, as established upon the Additional Funding at $6,150,000, to be made by Borrower to Lender computed on a fifteen (15) year amortization schedule determined as of April 10, 1996. For example, as of February 26, 1996 the Monthly Scheduled Principal and Interest Payments would be $63,756.76 per month based upon an assumed interest rate for calculation of such Monthly Scheduled Principal and Interest Payments of 9.375% per annum, based upon the then current annual yield on U.S. Treasury Notes with a term of five years stated by the Federal Reserve Board in Statistical Release H.15(519) or the Federal Reserve Bulletin as of February 26, 1996 being 5.54% plus 3.8% equalling 9.34% rounded up to 9.375%. The Second Modified Note shall set forth the correct Monthly Scheduled Principal and Interest Payments based upon the Revised Fixed Interest Rate as of April 10, 1996.

7. Prepayment. The Loan as modified by this Third Modification can be prepaid only upon the following conditions, which shall modify the provisions of Section 9.1(c) of the Loan Agreement, and the provisions of the Second Modification:

The Loan may not be prepaid during the first two (2) years of the Loan Term unless specifically requested and approved by Lender. Thereafter, the Loan may be prepaid, in whole only, on any monthly payment date upon sixty (60) days prior written notice and upon payment of a Prepayment Premium equal to (i) two percent (2%) of the outstanding Loan Principal amount if repaid anytime during the third year of the Loan Term; or (ii) one percent (1%) of the outstanding Loan Principal amount if repaid anytime during the fourth year of the Loan Term. No prepayment Premium will be charged if the Loan is prepaid anytime during the fifth year of the Loan Term.
In addition to the Prepayment Premium, Borrower agrees to pay Lender a "Swap Breakage Fee" to compensate Lender for any premature termination of its fixed rate funding for the Loan. As used herein, Swap Breakage Fee shall be determined by Lender and be defined as the sum of Present Value on the date of prepayment of each Monthly Interest Shortfall of the remaining Term of the Loan discounted at the Replacement Treasury Yield. The Monthly Interest Shortfall is calculated for each monthly payment date as follows:

(i) The positive difference, if any, between the Lender's Funding Rate less the Replacement Treasury Yield,

(ii) Divided by 12;

(iii) Multiplied by the outstanding Principal balance of the Loan on the monthly payment date for which the calculation is made for each full and partial month remaining in the term.

The Present Value is then determined by discounting each Monthly
Interest Shortfall at the Replacement Treasury Yield divided by
Twelve.

FOR EXAMPLE, if the Loan was prepaid with 24 months remaining in the Term, at a time when the two year Replacement Treasury Yield was 5.37% assuming interest rate scenario remained unchanged from day one, then:

Lender's Funding Rate (at original closing)  .0621
Less the Replacement Treasury Yield          .0537
Equals the rate difference                   .0084

Divided by                                   12
Equals the monthly rate difference           .0007

Times the estimated outstanding principal    $4,920,000

Monthly Interest Shortfall                   $3,444.00

The Present value of each Monthly Interest Shortfall of $3,444.00 discounted at the monthly Replacement Treasury Yield (5.37% divided by 12 or 0.4475%) equals $78,206.

As used herein, the term "Replacement Treasury Yield" shall mean the rate of interest equal to the closing price (yield to maturity) of the most recently issued U. S. Treasury security as quoted in the Wall Street Journal on the prepayment date. If the remaining Term is less than one year, the Replacement Treasury Yield will equal the yield for 1 year Treasury's yield. If the remaining Term is longer than one year but does not equal one of the maturities being quoted, then the Replacement Treasury Yield will equal the yield for Treasury's with a maturity closest to be not exceeding the remaining Term. In the event that the Wall Street Journal ceases to publish such quotes, the U. S. Treasury security shall be determined from such financial reporting service or sources as Lender shall determine.

Also as used herein, the term "Lender's Funding Rate" shall mean the Treasury Index as defined in Paragraph (4) of this Agreement plus fifty basis points (0.5%) determined as of the date which is two (2) dates prior to the Additional Funding Date. 8.

Real Property Tax Account. Commencing May 13, 1996, and monthly thereafter on the Payment Date, Borrower shall deposit with Jackson State Bank, in a separate account an amount equal to one-twelfth of the annual real estate property tax for the mortgaged Real Property as the "R/E Tax Reserve Account", from which R/E Tax Reserve Account Borrower shall pay currently when due, and not delinquent, each installment of real estate property taxes levied on the mortgaged Real Property. Interest on the R/E Tax Reserve Account shall inure to Borrower. Before the Additional Advance to be made hereunder, and each year thereafter, when received, Borrower shall deliver to Lender a copy of the most recent real property tax statements of assessment or levy or tax bills as issued by the county in which the Real Property is located, and shall upon receipt in the future deliver to Lender copies of all future assessments, levies and tax bills pertaining to the Real Property. Upon payment, Borrower shall deliver to Lender a copy of evidence that Borrower has paid each installment of real property taxes levied on the Real Property before each such installment is delinquent. Borrower shall provide Lender with a security interest and pledge of the R/E Tax Reserve Account in such form as Lender requires as additional security for the Loan.

9. Borrower's Line of Credit. Section 13.1(h)(ii) of the Loan Agreement is revised to provide as follows: indebtedness of the line of credit to be provided to Borrower by Jackson State Bank, or any other Bank acceptable to Lender, in an amount of $600,000 for the purposes of financing the operations of the Resort, provided however that the following conditions are met:

          (a) the line of credit shall be not secured by any assets of Borrower'

          (b) any balance outstanding under the line of credit drawn and unpaid must be paid down to zero by Borrower no later than September 16 of each year and must be maintained at zero balance for a 30 consecutive day period between September 1 and October 15 of each year.

          (c) the minimum line of credit to be maintained by Borrower shall be $600,000 pursuant to Paragraph 12.1(af) of the Loan Agreement with Participant or any other institution acceptable to Lender.

10. Environmental Assessment. Borrower shall immediately commence a subsurface investigation, at the cost of the Borrower, to evaluate the potential of contamination by oil and hazardous materials through the two floor openings at the Vine Street Maintenance Shop. Borrower agrees that any and all recommendations and remedial efforts suggested will immediately be adopted and/or implemented by Borrower to ensure that all outstanding environmental issues have been resolved to Lender's satisfaction. The above Investigation and the corresponding remedial work must be completed within six (6) months from the Additional Funding Date, with proof of completion provided to Lender.

11. Hazard Insurance. The minimum amount of insurance to be maintained by the Borrower for hazard insurance under subparagraph
13.1 (q)(i) of the Loan Agreement shall be $6,150,000. Borrower shall provide to Lender a certificate of insurance evidencing that this amount of insurance has been obtained on or before the date of the Additional Funding.

12. Capital Expenditure Reserve Requirements. Commencing on April 15, 1996, and continuing thereafter, as provided in section
13.1(ab) of the Loan Agreement, Borrower shall establish and maintain the Capital Expenditure Reserve Account with Jackson State Bank, and deposit into said Capital Expenditure Reserve Account three percent (3%) of Gross Income received by Borrower from operation of the Hotel and or Resort as specified in section
13.1(ab). Borrower shall make expenditures for capital expenditures in the manner set forth in section 13.1(ab).

13. Capital Expenditure Limitations. Before Borrower commences any capital expenditures for any calendar year, Borrower shall submit to Lender its financial statement for the prior calendar year. Lender shall specify to Borrower a maximum expenditure for capital expenditures that Borrower can make for the ensuing calendar year, which Borrower shall not exceed.

14. Loan Modification Fee. Borrower shall pay to Lender a loan modification and extension fee of 1.5% of the Loan after the making of Additional Funding, amounting to $92,250, as consideration for Lender agreeing to make the Additional Funding, the extension of the Loan Term, and this Third Modification. One-half of said loan modification fee, amounting to $46,125, shall be payable upon Lender's written approval to Borrower of the making of this Third Modification and Additional Funding; one-half of the loan modification fee shall be paid at the time of the Additional Funding. However, if the Additional Funding does not occur because of failure of Borrower to comply with the terms and conditions of this Third Modification Agreement, Borrower shall nonetheless owe the balance of the loan modification fee and reimbursement of all of Lender's costs to Lender.

15. Title Insurance Endorsements. Lender's obligations to fund the Additional Funding and make the modifications to the Loan Documents herein stated are expressly conditioned upon Lender obtaining from the Title Company endorsements of Lender's title insurance policy for the Loan - as issued by the Title Company at the closing of the Loan, March 13, 1992, policy number 22-16330-M, (the "Title Insurance Policy") - (a) ensuring that the priority of its Mortgage is a first lien subject to no other liens, encumbrances or claims, except as set forth in the Title Insurance Policy; (b) the amount of such title insurance coverage to Lender being revised to the amount of $6,150,000 and (c) taxes on the Property shall be shown to be paid for all years except for taxes for 1995, which are due and not yet payable.

16. Representations, Warranties and Undertakings. Borrower hereby restates as of the execution of this Third Modification, and as of the closing of the funding of the Additional Funding, each of the representations, warranties and undertakings set forth in the Loan Agreement in Section 11.1, subparagraphs (a) through (k), inclusive. Each of such representations, warranties and undertakings shall be deemed to apply to all of the covenants and obligations of Borrower under this Third Modification, and to the Loan, which includes the Additional Funding, as if reference to this Third Modification was explicitly made in Section 11 of the Loan Agreement.

17. Additional Representations and Warranties. Borrower hereby makes the following additional representations and warranties to Lender.

          (a) Town Lease and Forest Service Permits. The Town Lease, including that certain Lease Agreement (Commercial) Ski Shelter, Ski Lift and Mountain Tract, made between Borrower and the Town of Jackson dated April 22, 1994 (the "Ski Shelter Lease") and the Forest Service Permits are each in full force and effect and Borrower knows of no defaults thereunder or of any events that with the passage of time could result in a default thereunder.

          (b) Ice Skating Rink Lease. The lease between the Town and Snow King Resort Center, Inc., dated April 22, 1994, for use of the ice skating rink building and improvements therein (the "Ice Skating Rink Lease") is in full force and effect and Borrower knows of no defaults thereunder or of any events that with the passage of time could result in a default thereunder.

          (c) Permits and Licenses. All permits and licenses for operation of the Resort, are in full force and effect and Borrower knows of no defaults thereunder or of any events that with the passage of time could result in a default thereunder.

          (d) Encumbrances to Title. Since the closing of the Loan, Borrower has not made any agreements or executed any documents or undertaken any actions which have resulted in or would result in an encumbrance or lien upon the title to the Property or any part thereof.

18. Conditions to Funding of Additional Funding. The following shall be conditions precedent to the Lender's obligation to fund the Additional Funding.

     18.1. No Defaults. There shall be no event of default under the Loan Agreement or any other of the Loan Documents.

     18.2. Fees Paid. Borrower shall have paid the loan modification and extension fee of Lender in the amount of $92,250 for its committing to make the Additional Funding and modifying and extending the Maturity Date of the Loan.

     18.3. Review of Financial Statements.

          (a) Snow King Resort, Inc. 1995 Financial. The financial statement of Snow King Resort, Inc. for year end of 1995 shall be reviewed by Lender and found by Lender to be acceptable.

          (b) SKRCI Financial Statement. The financial statements of SKRCI and all obligations of SKRCI shall be reviewed by Lender and found by Lender to be acceptable.

     18.4. Reports and Information. Borrower shall have delivered to Lender an updated appraisal on the Resort and updated environmental and engineering reports on the Resort, each satisfactory to Lender.
     18.5. April 15, 1996 Regular Interest Payment. Borrower shall pay Lender the sum of $40,847 on or before April 12, 1996 to be applied to the April Regular Interest Payment under the Loan
Agreement, prior to it being modified under this Third
Modification.

     18.6. Issuance of Title Insurance. Pursuant to Paragraph 14, hereof, the obtaining from the Title Company the endorsements of Lender's title insurance.

     18.7. R/E Tax Reserve Account.  The opening by Borrower with
Jackson State Bank of the R/E Tax Reserve Account, pursuant to paragraph 8 hereof with a deposit of $6,887.84.

     18.8. Pledge of Account. Borrower shall have executed and delivered to Lender a pledge of the R/E Tax Reserve Account as additional security in form or forms required by Lender.

     18.9. Execution and Delivery of Documentation. Borrower shall have executed and delivered to Lender or to the escrow holder designated by Lender all documentation and payments of fees for costs of this transaction, including escrow instructions for recordation of a Second Modification of the Mortgage and other documentation required to satisfy Lender and the Title Company with respect to the Additional Funding being secured by the Mortgage in first priority to any other liens or encumbrances on the Property and the Resort, except those set forth in the Title Insurance Policy, and that the advance of the Additional Funding does not result in the lien of the Mortgage securing the Loan from being anything other than a first lien with priority over any and all obligations and encumbrances against the Property, except those set forth in policy of Title Insurance Policy. The documentation shall include those documents listed on Exhibit "A" attached hereto.

     18.10. Corporate Resolution. The Board of Directors of Borrower shall adopt a resolution authorizing and approving the making of this Third Modification by the corporation and the borrowing of the Additional Funding of the Loan, including the conditions that no funds be paid from the corporation during the term of the Loan to any shareholder which is not repaid to the corporation by the debenture holder in exchange for stock.

     18.11. Consent of Guarantors. The written consent by each of the Guarantors shall have been obtained to the making of this Third Modification and the further advance of the Additional Funding secured by the Mortgage.

     18.12. Participant Funding. Jackson State Bank shall have agreed to participate in the making of this Additional Funding in the amount of $116,640. The Participant shall fund its share of the Additional Funding, in the amount of $116,640, concurrently with the funding of Lender's share of the Additional Funding.

19. Costs of Modification to Agreement. The costs of preparation or review of this Third Modification, and all documents required thereunder, shall be paid by Borrower directly to Lender's or Participant's attorney from proceeds at close of escrow of the Additional Funding. Additionally, Borrower shall pay from such proceeds at close of escrow to Lender, or directly to parties designated in writing by Lender, other costs or expenses incurred by Lender or the Participant in the making of this Third Modification, including the costs of any appraisal or revisions to existing appraisals.

20. Notices: section 21.2 of the Loan Agreement is revised to delete lines 20 through 25 and to state that copies of notices to Lender shall be sent to:

David M. Van Atta
Hanna & Van Atta
525 University Avenue, Suite 705
Palo Alto, Ca  94301

21. Ratification and Incorporation of Loan Agreement. The terms and provisions of the Loan Agreement are hereby ratified, restated and confirmed by Borrower, unchanged, except as stated otherwise herein, or in the First Modification, the Second Modification, or this Third Modification, as though fully set forth herein, with all references to the Loan to include the Additional Funding made hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Third
Modification to Loan Agreement to be executed by their respective officers, duly authorized, as of the day and year first above written.

BORROWER:
SNOW KING RESORT, INC., a Wyoming Corporation

By: /s/ Manuel B. Lopez
    Manuel B. Lopez
    Its:  President

LENDER:
ORIX USA CORPORATION, a Delaware Corporation

By: /s/ Hiroyuki Sakai
    Hiroyuki Sakai
    Its:  Vice President

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WESTERN STANDARD CORPORATION



Dated:  May 3, 1996           By  /s/ Stanford E. Clark
                                 Stanford E. Clark, President